Accumulated Other Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Accumulated Other Comprehensive Income (Loss)
Net unrealized gain on securities available-for-sale	$ 8,389	$ 658
Net unrealized loss for funded status of defined benefit plan liability	(1,381)	(671)
Accumulated other comprehensive income (Loss), before taxes, total	7,008	(13)
Tax effect	(1,472)	3
Net-of-tax amount	$ 5,536	$ (10)